UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Federal Signal Corporation (the “Company”) announced that on April 19, 2013, Mark D. Weber gave his notice to the Company of his intention to resign as the President of the Company’s Environmental Solutions Group (“ESG”). Mr. Weber’s last day as President of ESG will be May 3, 2013, although he has agreed to continue his employment with the Company until May 10, 2013 to consult on operational and transitional issues as necessary.

Mr. Weber has accepted a position as the President and Chief Executive Officer of Supreme Industries, Inc. (NYSE MKT: STS). The Company has no immediate plans to appoint a successor for Mr. Weber.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits — None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: April 19, 2013	By:	/s/ Jennifer L. Sherman
Senior Vice President, General Counsel & Chief Administrative Officer